================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-R10)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                333-118137        33-0885129
----------------------------       -----------       ----------------
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
of Incorporation)                  File Number)      Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                         92868
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (714) 561-9960


================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01. Other Events
           ------------


Description of the Certificates and the Mortgage Pool

         Ameriquest Mortgage Securities Inc. (the "Registrant") plans a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-R10 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2004-R10 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits.
                  ---------





                    Item 601(a) of
                    Regulation S K
    Exhibit No.       Exhibit No.                Description
    -----------       -----------                -----------
         1                99             Collateral Term Sheets (as defined in
                                         Item 5) that have been provided by
                                         Deutsche Bank Securities Inc. to
                                         certain prospective purchasers of
                                         Ameriquest Mortgage Securities Inc.
                                         Asset-Backed Pass-Through Certificates,
                                         Series 2004-R10.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2004


                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By:  /s/ John P. Grazer
                                               --------------------------------
                                            Name:    John P. Grazer
                                            Title:   CFO

                                Index to Exhibits


                Item 601(a) of
                Regulation S K                                    Sequentially
   Exhibit No.   Exhibit No.              Description             Numbered Page
   -----------   -----------              -----------             -------------
        1             99             Collateral Term Sheets    Filed Manually

                                  EXHIBIT 99.1


                                [FILED BY PAPER]